Financial Result (Tables)	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Summary of Financial Result

Financial result consists of the following:

	For the year ended
€ thousand	December 31, 2023	December 31, 2022	December 31, 2021
FINANCIAL INCOME
Embedded derivative	578	0	0
Interest income from fixed deposit	333	0	0
Total	911	0	0
FINANCIAL COSTS
Interest and similar costs on loans	(10,209)	(2,403)	(2,196)
Interest on contract liabilities due to significant financing component	(5,078)	0	0
Interest on lease obligations	(652)	(229)	(185)
Embedded derivative	(172)	0	0
Borrowing costs capitalized in accordance with IAS 23	77	87	233
Total	(16,035)	(2,545)	(2,148)
NET FOREIGN EXCHANGE GAIN/(LOSS)
Net foreign exchange gain/(loss)	562	2,574	826
Financial result	(14,562)	29	(1,322)